UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under §240.14a-12
First Midwest Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4) Proposed maximum aggregate value of transaction:
(5) Total fee paid:
☐ Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
(2) Form, Schedule or Registration Statement No.:
(3) Filing Party:
(4) Date Filed:

2 EASY WAYS TO VOTE

AVAILABLE 24 HOURS A DAY

Vote Online (until 11:59 PM EDT on May 16, 2017)		Vote by Phone (until 11:59 PM EDT on May 16, 2017)
Follow these easy steps: • Read the accompanying proxy statement and proxy card. • Go to www.proxyvote.com. • Enter the information that is printed in the box marked		Follow these easy steps: • Read the accompanying proxy statement and proxy card. • Call 1-800-690-6903 toll-free in the U.S. or Canada. • Enter the information that is printed in the box marked
by the arrow à	xxxx xxxx xxxx xxxx	by the arrow à	xxxx xxxx xxxx xxxx
• Follow the simple on-screen instructions.		• Follow the simple on-screen instructions.

You do not need to mail in your proxy card if you vote Online or by Phone

ENROLL IN ELECTRONIC DELIVERY

You can help reduce the environmental impact of producing hard copy proxy materials by signing up for electronic delivery.

Visit http://enroll.icsdelivery.com/fmbi and follow the simple instructions to enroll for electronic delivery.

If you elect to receive your First Midwest proxy materials by electronic delivery, you may still request paper copies at any time by contacting us at investor.relations@firstmidwest.com.

Please note that although there is no charge for this service, there may be costs to you associated with electronic access such as usage charges from your phone and Internet service providers.